February 8, 2010

DREYFUS MUNICIPAL BOND OPPORTUNITY FUND

Supplement to Prospectus
dated September 1, 2009

The following information supersedes and replaces
the fourth paragraph contained in the Fund’s Prospectus
under the heading “GOAL AND APPROACH”

The portfolio manager(s) focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting. The portfolio managers select municipal bonds for the fund's portfolio by:

  Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market; and

  Actively trading among various sectors, such as pre-refunded, general obligation, and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.